UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2022

PROPHASE LABS, INC.

(Exact name of Company as specified in its charter)

Delaware	000-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

711 Stewart Ave., Garden City, NY	11530
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0005	PRPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2022, ProPhase Labs, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Justin J. Leonard (the “Holder”) providing for the payoff of that certain Unsecured Convertible Promissory Note and Guaranty in the principal amount of $2,000,000, dated as of September 15, 2020, by and between the Company and the Holder (the “Note”).

Pursuant to the terms of the Letter Agreement, (i) the Holder converted $600,000 of the principal amount due to him under the Note into 200,000 shares of common stock of the Company (the “Conversion Shares”) at a price of $3.00 per share as provided for under the terms of the Note (the “Conversion”), (ii) the Company paid to the Holder $1,440,548 in cash, representing $1,400,000 of the remaining principal under the Note following the Conversion plus $40,548 in accrued and outstanding interest under the Note, and (iii) the Company repurchased the Conversion Shares at a price of $5.75 per share for an aggregate amount of $1,150,000 (for a total aggregate payment to the Holder of $2,590,548).

The foregoing summary of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information contained in Item 1.01 above is incorporated by reference herein.

The terms and conditions of the Note are further described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 18, 2020.

No early termination penalty was incurred by the Company in connection with the repayment of the Note. As a result of the repayment of the Note, the Note has been terminated.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above regarding the Conversion Shares is incorporated by reference herein.

The Conversion Shares issued to the Holder (and subsequently repurchased by the Company) were offered and sold by the Company pursuant to the exemption from registration under the Securities Act of 1933, as amended (the “Act”), provided by Section 4(a)(2) of the Act for transactions not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Table

10.1	Letter Agreement, dated February 28, 2022, by and between ProPhase Labs, Inc. and Justin J. Leonard
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

		By:	/s/ Monica Brady
Monica Brady
Chief Financial Officer

Date:	March 2, 2022